                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-b(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              RADIANT SYSTEMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                ------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:________
2) Aggregate number of securities to which transaction applies: _____________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/_________________________________
4)       Proposed maximum aggregate value of transaction:_______________________
5)       Total fee paid:________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:________________________________________________
2)       Form, Schedule or Registration Statement No.:__________________________
3)       Filing Party:__________________________________________________________
4)       Date Filed:

_________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  May 28, 2002

Dear Shareholder:

     This year's Annual Meeting of Shareholders of Radiant Systems, Inc. will be held on June 28, 2002, at 10:00 a.m., local time, at the offices of Smith, Gambrell & Russell, LLP, Promenade II Building, 1230 Peachtree Street, N.E., 31st Floor, Atlanta, Georgia 30309. You are cordially invited to attend.

     The Notice of Annual Meeting and a Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

     A copy of the Company's 2001 Annual Report is also enclosed for your information. It includes the Company's audited financial statement for the year ended December 31, 2001, as well as information on the Company's operations, markets and products and services.

     We look forward to seeing you at the Annual Meeting.

                                           Very truly yours,




                                           Erez Goren
                                           Co-Chairman of the Board and
                                           Co-Chief Executive Officer

                              RADIANT SYSTEMS, INC.
                             3925 Brookside Parkway
                            Alpharetta, Georgia 30022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002


     The annual meeting of shareholders of Radiant Systems, Inc. (the "Company") will be held on June 28, 2002 at 10:00 a.m., at the offices of Smith, Gambrell & Russell, LLP, Promenade II Building, 1230 Peachtree Street, N.E., 31st Floor, Atlanta, Georgia 30309, for the following purposes:

     (1) To elect two (2) directors to the Board of Directors, to serve for a term of three years and until their successors are elected and qualified;

     (2) To approve the proposal to amend the Company's Non-Management Directors' Stock Option Plan; and

     (3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on May 15, 2002 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                           By Order of the Board of Directors,



                                           EREZ GOREN
                                           Co-Chairman of the Board and
                                           Co-Chief Executive Officer

Alpharetta, Georgia
May 28, 2002

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                              RADIANT SYSTEMS, INC.
                             3925 Brookside Parkway
                            Alpharetta, Georgia 30022

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 28, 2002

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Radiant Systems, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on June 28, 2002, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about May 28, 2002. The address of the principal executive offices of the Company is 3925 Brookside Parkway, Alpharetta, Georgia 30022.

     The Board has designated Erez Goren and John H. Heyman, and each or either of them, as proxies to vote the shares of common stock, no par value per share (the "Common Stock") solicited on its behalf. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the director nominees named below and for the proposal to amend the Non-Management Directors' Stock Option Plan.

     The record of shareholders entitled to vote at the annual meeting was taken on May 15, 2002. On that date the Company had outstanding and entitled to vote 27,663,306 shares of Common Stock, with each share of Common Stock entitled to one vote. A majority of the outstanding shares of Common Stock will constitutes a quorum for the transaction of business at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 26, 2002 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock; (ii) each director of the Company; (iii) each Named Executive Officer (as defined herein); and (iv) all directors and executive officers of the Company as a group.

                                                    Shares
    Name of                                      Beneficially        Percent
Beneficial Owner                                   Owned (1)        of Class
----------------                                 -------------      --------

Erez Goren(2)                                        4,927,500         17.9%

Alon Goren(2)                                        4,837,850         17.5

John H. Heyman                                      431,793(3)          1.6

Andrew S. Heyman                                    183,416(4)            *

Carlyle M. Taylor                                   109,922(5)            *

James S. Balloun                                     87,500(6)            *

J. Alexander Douglas, Jr.                                 0               *

Michael Z. Kay                                            0               *

Credit Suisse Asset Management, LLC               3,346,400(7)         12.1

Massachusetts Financial Services Company          2,116,085(8)          7.6

All directors and executive officers
  as a group (8 persons)                         10,577,981(9)         37.8

--------------------

*    Less than 1% of outstanding shares.


(1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within 60 days of May 1, 2002. Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Pursuant to the Rules of the Securities and Exchange Commission, certain shares of the Company's Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) The business address of Erez Goren and Alon Goren is 3925 Brookside Parkway, Alpharetta, Georgia 30022.

(3) Includes 48,751 shares of Common Stock subject to stock options that are currently exercisable.

(4) Includes 151,896 shares of Common Stock subject to stock options that are currently exercisable.

(5) Includes 48,751 shares of Common Stock subject to stock options that are currently exercisable.

(6) Includes 50,000 shares of Common Stock subject to stock options that are currently exercisable.

(7) Based on a Schedule 13G/A filed with the Commission on February 7, 2002 by Credit Suisse Asset Management, LLC. The Company makes no representation as to the accuracy or completeness of the information reported. The address of this shareholder is 466 Lexington Avenue, New York, New York 10017.

(8) Based on a Schedule 13G filed with the Commission on February 12, 2002 by this shareholder. The Company makes no representation as to the accuracy or completeness of the information reported. The address of this shareholder is 500 Boylston Street, Boston, Massachusetts 02116.

(9) Includes 299,398 shares of Common Stock subject to stock options that are currently exercisable.


                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists (6) directors, divided into three classes, with members of each class of directors serving for staggered three-year terms. The Board consists of two Class I directors, Erez Goren and Alon Goren, whose terms will expire at the 2003 Annual Meeting of Shareholders, two Class II directors, John H. Heyman and James S. Balloun, whose terms will expire at the 2004 Annual Meeting of Shareholders, and two Class III directors,
J. Alexander Douglas, Jr. and Michael Z. Kay, whose terms will expire at the 2005 Annual Meeting of Shareholders. Evan O. Grossman resigned as a Class II director in April 2002 and is not seeking re-election. The Board of Directors has nominated J. Alexander Douglas, Jr. and Michael Z. Kay for election as Class III directors of the Company. The Board of Directors recommends that you vote "for" the election of these nominees.

     Each of the nominees has consented to being named in this Proxy Statement and to serve as a director of the Company if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Common Stock is required for the election of the two nominees standing for election. Because the nominees will be elected by plurality vote, votes with help from any one or more nominees will not have any affect on the outcome of the election of directors. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated by management for election to the Board of Directors as Class III directors to succeed themselves for a term of three years, expiring at the 2005 Annual Meeting of Shareholders, and until their successors are elected and qualified:

     Class III Director, serving for a term expiring at the 2005 Annual Meeting of Shareholders:

     J. Alexander Douglas, Jr., age 40, has served as Executive Vice President and Chief Operating Officer of Coca-Cola North America since January 2000. Mr. Douglas joined the Coca-Cola Company in January 1988 as district sales manager in Coca-Cola Fountain, USA and held a variety of positions with increasing responsibility. In 1994, he was named Vice President for CCE Sales & Marketing Group, and in 1988 his responsibilities included the entire North American Field Sales & Marketing Groups. After graduating from the University of Virginia in 1983, Mr. Douglas began his career at The Procter & Gamble Company working in a variety of sales and sales management positions. Mr. Douglas has been a director of the Company since August 2001.

     Michael Z. Kay, age 62, has served as Chairman of the Board of Magnatrax Corporation, a supplier of engineered products for construction industries since September 2001. From September 1991 to September 2001, Mr. Kay served as President and Chief Executive Officer of LSG Sky Chefs, the world's largest inflight catering alliance. Mr. Kay served as Executive Vice President and Management Consultant of Charter Medical Corporation from May 1990 to May 1991. From 1964 to 1991, Mr. Kay held management positions within the hotel and hospitality industry, with several organizations including Portman Hotel Company, Omni International Hotels, Ltd., and Americana Hotels, Inc. Mr. Kay has been a director of the Company since April 2002. Mr. Kay also serves as director for National Service Industries, American Marketing Association Foundation, and City Cares.

     Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the annual meeting of shareholders.

     Class I Directors, serving for a term expiring at the 2003 Annual Meeting of Shareholders:

     Erez Goren, age 38, has served as Co-Chairman of the Board and Chief Executive Officer of the Company since its inception in 1985 and as its President from 1985 to October 1996. Mr. Goren attended State University of New York at Stony Brook prior to devoting his full time and energy to the Company. He is the brother of Alon Goren.

     Alon Goren, age 37, has served as Co-Chairman of the Board and Chief Technology Officer of the Company since its inception in 1985. Mr. Goren has a B.S. in Computer Systems Engineering from Rensselaer Polytechnic Institute. He is the brother of Erez Goren.

     Class II Directors, serving for a term expiring at the2004 Annual Meeting of Shareholders:

     James S. Balloun, age 62, has served as Chairman of the Board, President and Chief Executive Officer of Acuity Brands, Inc. He formerly served as Chairman of the Board and Chief Executive Officer of National Service Industries, Inc., a diversified service and manufacturing company, since February 1996, and as its President since October 1996. He was previously affiliated with the management consulting firm of McKinsey & Company, Inc., which he served as a Director from June 1976 until January 1996. Mr. Balloun has been a director of the Company since April 1997. Mr. Balloun is a director of Georgia Pacific Corporation and Wachovia Corporation.

     John H. Heyman, age 40, has served as Executive Vice President and Chief Financial Officer of the Company since September 1995, and as Co-Chief Executive Officer since January 2002. He has served as a director of the Company since June 1996. Mr. Heyman also serves as President - Radiant Ventures. Mr. Heyman served as Vice President and Chief Financial Officer of

Phoenix Communications, Inc., a commercial printer, from March 1991 to August 1995. From 1989 to 1991, Mr. Heyman served as Vice President, Acquisitions of Forsch Corporation, a diversified manufacturing company. From 1983 to 1987, Mr. Heyman served in a variety of capacities with Arthur Andersen LLP, where he worked primarily with middle market companies and technology firms. Mr. Heyman has an M.B.A. from Harvard Business School and a B.B.A. degree in Accounting from the University of Georgia. He is the brother of Andrew S. Heyman.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2001, its officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

     Although it is not the Company's obligation to make filings pursuant to
Section 6 of the Securities Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to the Controller of the Company as to whether any transactions in the Company's Common Stock occurred during the previous month.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

     The Board of Directors held two meetings and acted by unanimous written consent seven times during the year ended December 31, 2001. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. The Company's Board of Directors has three standing committees - the Audit Committee, the Compensation Committee and the Stock Option Committee.

     The Audit Committee presently consists of James S. Balloun, J. Alexander Douglas, Jr. and Michael Z. Kay. The Audit Committee has been assigned the principal function of reviewing the internal and external financial reporting of the Company, reviewing the scope of the independent audit and considering comments by the auditors regarding internal controls and accounting procedures and management's response to these comments. The Audit Committee held six meetings during 2001. The Audit Committee's report appears below.

     The Compensation Committee presently consists of Erez Goren, James S. Balloun and J. Alexander Douglas, Jr. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management. The Compensation Committee met once during 2001.

     The Stock Option Committee presently consists of James S. Balloun and Michael Z. Kay. The Stock Option Committee has been assigned the functions of administering the Company's stock option plans and granting options thereunder. The Stock Option Committee did not meet during 2001.

     The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors. Any shareholder entitled to vote for the election of directors may nominate a person or persons for election as a director only if written notice of such shareholder's intention to make any such nomination is given either by personal delivery or mailed by the United States Mail, postage prepaid, certified and return receipt requested, to the Secretary of the Company not later than the later of (i) the close of business on the seventh (7th) calendar day following the date on which notice of the meeting of shareholders for the election of directors is first given to shareholders (any such notice of meeting of shareholders shall not be given earlier than the record date for the meeting of shareholders) and (ii) a date ninety (90) days prior to the date of the meeting of shareholders. Each such notice shall set forth: (a) he name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board; and (e) the consent of each nominee to serve as a director of the Company if so elected.

Audit Committee Report

     We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with management and have discussed with Arthur Andersen LLP, certified public accountants, the independent auditors and accountants for the Company, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements.

     We have received and reviewed the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Arthur Andersen LLP its independence in connection with its audit of the Company's most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     James S. Balloun, J. Alexander Douglas, Jr. and Evan O. Grossman comprised the Audit Committee when the audited financial statements were filed as part of the Company's Form 10-K. Messrs. Balloun, Douglas and Grossman were independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealer's listing standards. Subsequent to the release of the financial statements, Mr. Grossman resigned from the Board and was replaced by Mr. Kay on the Audit Committee. Mr. Kay is independent, as defined in Rule 4200(a)(14).

     The Board of Directors has adopted a written charter for the Audit
Committee.

     The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the SEC or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate these paragraphs by reference.

James S. Balloun
J. Alexander Douglas, Jr.
Michael Z. Kay

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

     Name                   Age   Position Held
     ------------------------------------------

     Erez Goren             38    Co-Chairman of the Board and Chief Executive
                                  Officer

     Alon Goren             37    Co-Chairman of the Board and Chief Technology
                                  Officer

     John H. Heyman         41    Co-Chief Executive Officer and Chief Financial
                                  Officer

     Andrew S. Heyman       38    Executive Vice President

     Carlyle M. Taylor      48    Executive Vice President

     Executive officers are appointed by the Board of Directors of the Company and hold office at the pleasure of the Board. Executive officers devote their full time to the affairs of the Company. See "Election of Directors" for information with respect to Erez Goren, Alon Goren, and John H. Heyman.

     Andrew S. Heyman has served as Executive Vice President of the Company since April 1998, and as President - Industry Solutions since January 2002. He formerly served as Vice President - Convenience Store Division and Managing Director of the Radiant Solutions Group of the Company from January 1996 to April 1998. Mr. Heyman served as a senior manager with Andersen Consulting from 1987 to December 1995. He holds a M.S. degree in Computer Information Systems from Georgia State University and a B.B.A. in Finance from the University of Georgia. He is the brother of John H. Heyman.

     Carlyle M. Taylor has served as Executive Vice President of the Company since April 1998 and as Vice President - Integration and Support of the Company from September 1995 to April 1998. Mr. Taylor served in various capacities with NCR Corporation (formerly AT&T Global Information Solutions) in the retail information systems area from 1978 to September 1995, including most recently as Assistant Vice President of the scanner business unit. Mr. Taylor received a B.S. degree in Mathematics from North Carolina Wesleyan College.

                             EXECUTIVE COMPENSATION

     The following table presents certain information for the fiscal years ended December 31, 2001, 2000 and 1999 concerning compensation earned for services rendered in all capacities by the Company's Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2001 (the "Named Executive Officers").

                           Summary Compensation Table

                                                                                                  Long Term
                                                                                                  ---------
                                                                                                 Compensation
                                                                                                 ------------
                                                                                                    Awards
                                                                   Annual Compensation              ------
                   Name and                                      -----------------------    Securities Underlying
              Principal Position                    Year           Salary($)   Bonus($)            Options
              ------------------                    ----         -----------  ----------    ---------------------
Erez Goren .................................        2001         $ 111,085     $ 13,252            110,230
   Co-Chairman and Co-Chief Executive               2000            92,500       66,250              --
   Officer                                          1999           119,884       75,000              --

Alon Goren .................................        2001         $ 110,785     $ 13,012            111,010
   Co-Chairman and Chief Technology                 2000            92,500       66,250              --
   Officer                                          1999           119,900       75,000              --

John H. Heyman .............................        2001         $ 118,368     $ 13,232            110,295
   Co-Chief Executive Officer and Chief             2000            68,135       67,937              --
   Financial Officer                                1999           122,525       75,000             97,499

Andrew S. Heyman ...........................        2001          $124,132     $ 13,228            110,308
   Executive Vice President                         2000           111,923       68,750              --
                                                    1999           122,538       75,000            185,999

Carlyle M. Taylor ..........................        2001          $123,462     $ 43,846            102,050
   Executive Vice President                         2000           111,923       68,750              --
                                                    1999           124,871       75,000             97,498

     The following table provides certain information concerning individual grants of stock options under the Company's stock option plans made during the year ended December 31, 2001 to the Named Executive Officers:

                                               Option Grants in Last Fiscal Year
                                               ---------------------------------

                                                       Individual Grants
                                        -------------------------------------------------
                                                     % of Total                           Potential Realizable Value at
                                                       Options                            Assumed Annual Rates of Stock
                                                     Granted to   Exercise or                Price Appreciation for
                                         Options    Employees in  Base Price                    Option Term(1)
                                         Granted       Fiscal       ($ Per     Expiration       --------------
Name                                       (#)          Year        Share)        Date          5%           10%
----                                       ---          ----        ------        ----          --           ---

Erez Goren                                70,230        4.3%         5.63       10-19-11      $248,662     $630,158
                                          40,000                     6.20       10-15-11       155,966      395,248
-------------------------------------------------------------------------------------------------------------------
Alon Goren                                71,010        4.3%         5.63       10-19-11       251,423      637,156
                                          40,000                     6.20       10-15-11       155,966      395,248
-------------------------------------------------------------------------------------------------------------------
John H. Heyman                            70,295        4.3%         5.63       10-19-11       248,892      630,741
                                          40,000                     6.20       10-15-11       155,966      395,248
-------------------------------------------------------------------------------------------------------------------
Andrew S. Heyman                          70,308        4.3%         5.63       10-19-11       248,938      630,858
                                          40,000                     6.20       10-15-11       155,966      395,248
-------------------------------------------------------------------------------------------------------------------
Carlyle M. Taylor                         72,050        4.0%         5.63       10-19-11       255,106      646,488
                                          30,000                     6.20       10-15-11       116,974      296,436

------------------
(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Company's Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the Securities and Exchange Commission and therefore are note intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.

     The following table provides certain information concerning options exercised during the year ended December 31, 2001 and the value of unexercised options held by the Named Executive Officers as of December 31, 2001.


                                                         Aggregated Option Exercises in Last Fiscal Year
                                       ------------------------------------------------------------------------------------
                                                                                                Value of Unexercised In-
                                                                    Number of Unexercised         the-Money Options at
                                          Shares                  Options at Fiscal Year End       Fiscal Year End(1)
                                       Acquired on      Value     --------------------------   ----------------------------
Name                                   Exercise (#)  Realized($)  Exercisable  Unexercisable   Exercisable    Unexercisable
----                                   ------------  -----------  -----------  -------------   -----------    -------------
Erez Goren                                 --            --           --           110,230           --          1,267,645
Alon Goren                                 --            --           --           111,010           --          1,276,615
John H. Heyman                             --            --          48,751        159,043         560,637       1,828,995
Andrew S. Heyman                           --            --         151,896        232,182       1,746,804       2,670,093
Carlyle M. Taylor                          --            --          48,751        150,797         560,637       1,734,166


(1) Dollar values were calculated by determining the difference between the closing price of $11.50 per share of Common Stock, as reported by The Nasdaq Stock Market on December 31, 2001, and the exercise price of the options.

Directors' Fees

     The Company's present policy is not to pay any cash compensation to its directors. Each non-employee director of the Company receives an automatic grant of options to purchase 5,000 (10,000 if Agenda Item Two is approved) shares of Common Stock on the last business day of each fiscal year of the Company. Each non-employee director of the Company is also reimbursed for travel and other expenses incurred in connection with the performance of their duties.

     In addition, all new non-employee directors of the Company receive a one-time grant of an option to purchase 15,000 shares of Common Stock (25,000 if Agenda Item Two is approved) at an exercise price equal to the fair market value of such stock on the date of grant, which options vest over a period of three years. All such options expire, unless previously exercised or terminated, ten years from the date of grant.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors is currently comprised of Erez Goren, James S. Balloun and J. Alexander Douglas, Jr. With the exception of Erez Goren, who serves as Co-Chairman of the Board and Co-Chief Executive Officer of the Company, none of the members of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during 2001. There were no material transactions between the Company and any of the members of the Compensation Committee during 2001.

Agreements with Employees

     All employees of the Company, including executive officers, are required to sign a confidentiality and noncompete agreement with the Company restricting the ability of the employee to compete with the Company during his or her employment and for a period ranging from six months to two years thereafter, restricting solicitation of customers and employees following employment with the Company, and providing for ownership and assignment of intellectual property rights to the Company. The agreements have an indefinite term, but the employee may terminate employment with the Company at any time.

401(k) Profit Sharing Plan

     The Company maintains a 401(k) Profit Sharing Plan (the "401(k) Plan") which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, all employees of the Company who have completed six months of service and have attained age 21 are eligible to participate. The 401(k) Plan includes a salary deferral arrangement pursuant to which participants may contribute, subject to certain Code limitations, a minimum of 1.0% and a maximum of 15.0% of their salary on a pre-tax basis (up to $9,500 per year). Subject to certain Code limitations, the Company may make both matching and additional contributions at the discretion of the Board of Directors of the Company each year. The Company made contributions of $598,000 during 2001. A separate account is maintained for each participant in the 401(k) Plan. The portion of a participant's account attributable to his or her own contributions is 100% vested. Distributions from the 401(k) Plan may be made in the form of a lump-sum cash payment or in installment payments.

Stock Option Plans

     1995 Stock Option Plan. On December 20, 1995, the Company's directors and shareholders adopted the 1995 Stock Option Plan (the "Plan") for employees who are contributing significantly to the business of the Company or its subsidiaries as determined by the Company's Board of Directors or the committee administering the Plan. The Plan currently provides for the grant of incentive and non-qualified stock options to purchase up to 13,000,000 shares of Common Stock at the discretion of the Board of Directors of the Company or a committee designated by the Board of Directors to administer the Plan.

     The option exercise price of incentive stock options must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Incentive stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. Options granted under the Plan typically vest over a period of four to five years. As of April 26, 2002, options to purchase 5,248,155 shares of Common Stock were outstanding pursuant to the Plan. In addition, non-qualified options to purchase 122,500 shares of Common Stock have been granted by the Company outside of the Plan and remain outstanding.

     During 2001, options to purchase 543,893 shares were issued under the Plan to the Named Executive Officers. See "Executive Compensation."

     Directors Plan. The Company's directors and shareholders have adopted the Non-Management Directors' Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of Common Stock by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors. The Directors Plan is intended to be a self-governing formula plan. To this end, the Directors Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Directors Plan. Eligible persons under the Directors Plan are directors of the Company who are not employees of the Company or any affiliate of the Company ("Outside Directors"). A maximum of 150,000 shares of Common Stock has been reserved by the Company for issuance pursuant to options under the Directors Plan, which number is subject to adjustment in certain circumstances in order to prevent dilution or enlargement. Each Outside Director is granted an option to purchase 15,000 shares of Common Stock upon joining the Board of Directors of the Company. Thereafter, each person who is an Outside Director as of the last business day of each fiscal year during the term of the Directors Plan shall receive an option to purchase 5,000 shares of Common Stock as of such date. Please see Agenda Item Two for certain proposed amendments that were approved by the Board in April 2002 and will be voted on by the shareholders at the Annual Meeting.

     Equity Compensation Plan Information

     The table below reflects information regarding our equity compensation plans as of April 26, 2002:

----------------------------------------------------------------------------------------------------------------------
                                         (a)                          (b)                          (c)
----------------------------------------------------------------------------------------------------------------------
Plan category                   Number of securities to      Weighted-average exercise    Number of securities
                                be issued upon exercise of   price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                                                                          (excluding securities
                                                                                          reflected in column (a))
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by securityholders          4,755,487                   $11.2454                        8,244,513
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by securityholders              0                           0                               0
----------------------------------------------------------------------------------------------------------------------
Total                                4,755,487                   $11.2454                        8,244,513
----------------------------------------------------------------------------------------------------------------------



                              CERTAIN TRANSACTIONS

     In September 1998, the Company loaned $33,000 to Andrew S. Heyman, the Company's Executive Vice President - Global Solutions. An additional $148,750 was loaned to Mr. Heyman during the first quarter of 1999. As of April 15, 2001, an aggregate of $181,750 was owed by Mr. Heyman to the Company, which amount represents the largest aggregate amount of indebtedness outstanding since the beginning of 2001. These loans bore interest at an annual rate of 5 1/2% and were payable in certain specified increments beginning September 2001 with final payment due April 2002, which was made in the amount of $198,187.71. A new note, on the same terms, for $591,000 was entered into by the Company and Mr. Heyman on April 12, 2001, with a maturity of April 12, 2002, which was amended in March 2002 to extend the maturity to October 12, 2002. These loans were made to Mr. Heyman to fund certain of his personal expenses.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for:
(i) setting the Company's compensation philosophy and policies; (ii) review and approval of pay recommendations for the executive officers of the Company; and
(iii) initiation of all compensation actions for the Co-Chief Executive Officers of the Company.

     The Company's compensation policies have been designed to align the financial interests of the Company's management with those of its shareholders, and reflect the nature of the Company by taking into account the Company's operating environment and the expectations for continued growth and enhanced profitability. Compensation for each of the Company's executive officers consists of a base salary, and in some cases, an annual performance bonus and/or stock options. The Company does not currently provide executive officers with other long term incentive compensation other than the ability to contribute a portion of their earnings to the Company's 401(k) Plan.

     The Compensation Committee's philosophy is that the predominant portion of an executive's compensation should be based directly upon the value of long-term incentive compensation in the form of stock ownership or stock option awards. The Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in the growth and prosperity of the Company (through grants of stock options), while maintaining other elements of the Company's compensation program at conservative levels, will enable the Company to attract and retain executives with the outstanding management abilities and entrepreneurial spirit which are essential to the Company's ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

     The Compensation Committee is responsible for reviewing salary recommendations for the Company's executives and then approving such recommendations, with any modifications it deems appropriate. The annual salary recommendations are made under the ultimate direction of the Chief Executive Officer, based on peer group and national industry surveys of total compensation packages, as well as evaluations of the individual executive's past and expected future performance. Similarly, the base salary of the Co-Chief Executive Officers is determined based on a review of competitive compensation data, the Co-Chief Executive Officer's overall compensation package, and an assessment of his past performance and expected future performance in leading the Company.

     The amount of any annual bonus to be paid to executive officers is determined based upon an evaluation of such factors as individual performance, increases in the Company's revenue, net income, net income per share and market penetration, as well as the executive's contribution to the Company's performance.

     Stock options represent a substantial portion of compensation for the Company's executive officers. Stock options are granted at the prevailing market price on the date of grant, and will only have value if the Company's stock price increases. Generally, grants vest in equal amounts over a period of five years (although certain special types of grants may vest either immediately or over a shorter period) and executives must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options generally are based upon the level of the executive's position with the Company and an evaluation of the executive's past and expected future performance. The Compensation Committee believes that dependence on stock options for a significant portion of executives' compensation more closely aligns such executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is linked directly to stock price.

     The Compensation Committee will continually evaluate the Company's compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company's shareholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

Erez Goren
James S. Balloun
J. Alexander Douglas, Jr.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Compensation Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of The Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Stock Index for the period commencing on February 12, 1997 (the date of the Company's initial public offering of Common Stock) and ending December 31, 2001 (the "Measuring Period"). The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on February 12, 1997. The change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (iii) the share price at the beginning of the Measuring Period. The Company has not paid any cash dividends.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
              RADIANT SYSTEMS, INC., NASDAQ STOCK MARKET INDEX AND
                 NASDAQ COMPUTER AND DATA PROCESSING STOCK INDEX

                                      2/12/97      12/31/97       12/31/98      12/31/99        12/31/00      12/31/01
                                      -------      --------       --------      --------        --------      --------

Radiant Systems, Inc.                     100           240             62           338             259           145
Nasdaq Stock Market Index                 100           115            163           302             182           140
Nasdaq Computer and Data                  100           115            205           449             207           162
Processing Stock Index



       ASSUMES $100 INVESTED ON FEBRUARY 12, 1997 IN RADIANT SYSTEMS, INC.
                   COMMON STOCK, NASDAQ STOCK MARKET INDEX AND
                 NASDAQ COMPUTER AND DATA PROCESSING STOCK INDEX

                                 AGENDA ITEM TWO
                       PROPOSAL TO APPROVE AMENDMENT NO. 1
                                     TO THE
                            NON-MANAGEMENT DIRECTORS'
                                STOCK OPTION PLAN

General

     On April 24, 2002, the Company's Board of Directors unanimously approved Amendment No. 1 (the "Amendment") to the Company's Non-Management Directors' Stock Option Plan (the "Directors Plan") and recommends that shareholders vote "for" approval of the Amendment. The Amendment increases the number of options available for grant under the Directors Plan to 300,000 shares from 150,000 shares, as well as increase the grant to a non-employee director upon initial appointment to 25,000 from 15,000 and the yearly grant to 10,000 from 5,000. The affirmative vote of a majority of all votes present at the meeting and entitled to be cast is necessary for approval of the Amendment. A copy of the Amendment is attached to this Proxy Statement as Exhibit A and is incorporated by reference herein.

     When first adopted, the Directors Plan provided for the granting of options to non-employee directors of the Company to purchase up to an aggregate of 150,000 shares of the Company's Common Stock. As of December 31, 2001, options to purchase 130,000 shares of the Company's Common Stock had been granted under the Directors Plan. There are presently three persons (James S. Balloun, J. Alexander Douglas, Jr. and Michael Z. Kay) eligible to participate in the Directors Plan. The Board of Directors believes that directors who participate in stock option plans have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The purpose of the Directors Plan is to promote the long-term success of the Company by providing financial incentives to non-employee directors who are in positions to make significant contributions toward such success. The Directors Plan is designed to attract and retain individuals of outstanding ability to serve as directors of the Company and to encourage such directors to acquire a proprietary interest in the Company, to continue service as directors of the Company and to render superior performance during such service.

Participants

     The persons eligible to receive options under the Directors Plan are directors of the Company who are not employees of the Company or any affiliate of the Company. None of the Named Executive Officers is eligible to receive stock option grants under the Directors Plan.

Administration and Option Grants

     The Directors Plan will be administered by the Board of Directors of the Company or a committee consisting of at least two members of the Board (the "Directors Plan Committee").

     The Directors Plan is intended to be a self-governing formula plan. To this end, the Directors Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Directors Plan. Without the necessity of action by the Board of Directors or the Directors Plan Committee, the Directors Plan provides for automatic stock option grants annually on the last day of the Company's fiscal year during the term of the Directors Plan to each non-employee director of the Company to purchase 5,000 shares of common stock (10,000 shares if the Amendment is approved) at an exercise price equivalent to the fair market value of the shares on such date. In addition, the Directors Plan provides for a one-time grant of options to purchase 15,000 shares (25,000 shares if the Amendment is approved) to all existing non-employee directors and to any person who becomes a non-employee director in the future.

Exercise Price

     The exercise price of options granted under the Directors Plan is the mean between the high "bid" and low "ask" prices of the Common Stock as of the close of business for the Company's shares of Common Stock in the over-the-counter market as reported by Nasdaq on the date the option is granted. If the Company's Common Stock is not regularly traded in the over-the-counter market but is listed on the Nasdaq Stock Market or is registered on a national securities exchange, the exercise price shall be the closing price of the Company's Common Stock on such market or exchange on the date the option is granted.

Duration of Options

     The shares subject to the option may be purchased in whole or in part by the optionee from time to time after shareholder approval of the Directors Plan, but in no event later than 10 years from the date the option is granted.

Adjustment of Shares

     The Directors Plan Committee shall adjust the total number of shares of Stock reserved for issuance under the Directors Plan and any outstanding options, both as to the number of shares of Stock and the option price, for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or a payment of a stock dividend on the Stock, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Stock or any other like changes in the Stock or in their value; provided that any such adjustment shall be made in a manner consistent with the reason for the adjustment and shall be effected uniformly among optionees. Outstanding options shall not be adjusted for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Directors Plan Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional share of Stock which might otherwise become subject to an option.

     The grant of an option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

Nontransferability

     Options granted under the Directors Plan may only be transferred by will or by the laws of descent and distribution. During the optionee's lifetime, such options are exercisable only by the optionee.

Term of the Directors Plan

     Options may be granted pursuant to the Directors Plan from time to time, but no later than 10 years from the date the plan was adopted by the Board of Directors.

Amendment or Termination of the Directors Plan

     The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities (which require such approval for a material increase of the number of shares of stock subject to options, and for material modifications to the eligibility requirements of the Directors Plan, among others) or other applicable laws to which the Company, the Directors Plan or optionees are subject. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Directors Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment or termination of the Directors Plan shall adversely affect the rights of an optionee with regard to his options without his consent.

Federal Income Tax Consequences

     All options to be granted under the Directors Plan are non-statutory options which are not entitled to special treatment under Section 422 of the Code. The grant of a stock option under the Directors Plan does not result in taxable income to the optionee. Upon the exercise of a non-statutory option, the optionee recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is not entitled to an income tax deduction with respect to the grant of a stock option or the sale of stock acquired pursuant thereto. The Company is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

     The Directors Plan permits an optionee to pay all or a part of the purchase price for shares acquired pursuant to the exercise of a non-statutory option by transferring to the Company other shares of the Company's common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

     The Directors Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement which are subject to change. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Directors Plan and does not purport to be a complete description of all federal income tax aspects of the Directors Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Directors Plan and the sale or other disposition of shares acquired upon exercise of the options.

     The approval of the holders of a majority of the shares of the Company Common Stock present and voting at the Annual Meeting is necessary to approve the Directors Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as independent auditors of the Company for the fiscal year ended December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company is exploring its options with respect to the selection of its independent auditors for the fiscal year ended December 31, 2002.

     Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2001 and the review of the financial statements included in the Company's Form 10-Qs for that year were $105,500.

     Financial Information Systems Design and Implementation Fees. During 2001, Arthur Andersen LLP did not perform any services with regard to financial information systems design and implementation.

     All Other Fees. The aggregate fees for non-audit services provided in 2001 by Arthur Andersen LLP were $142,500.

     The Audit Committee does not consider the provision of the non-audit services to be incompatible with maintaining Arthur Andersen's independence.

                           ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company's Investor Relations Department, 3925 Brookside Parkway, Alpharetta, Georgia 30022. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 2003 annual meeting must be received at the Company's principal executive offices by January 1, 2003 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

     With respect to any such proposals received by the Company after March 18, 2003, the persons named in the form of proxy solicited by management in connection with the 2003 annual meeting of shareholders of the Company will have discretionary authority to vote on any such shareholder proposals in accordance with their judgment of what is in the best interests of the Company.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                                        By Order of the Board of Directors,



                                        EREZ GOREN
                                        Co-Chairman of the Board
                                        and Chief Executive Officer

Alpharetta, Georgia
May 27, 2002

                                    EXHIBIT A
                             AMENDMENT NO. 1 TO THE
                   NON-MANAGEMENT DIRECTORS' STOCK OPTION PLAN
                              RADIANT SYSTEMS, INC.

     WHEREAS, the Board of Directors of Radiant Systems, Inc. (the "Company") has previously adopted and the shareholders of the Company have approved, the Non-Management Directors' Stock Option Plan (the "Plan") pursuant to which options to purchase stock of the Company may be issued to eligible non-management directors of the Company; and

     WHEREAS, the Board of Directors of the Company deems it desirable to further amend the Plan as provided herein;

     NOW, THEREFORE, the Plan is amended upon the terms, and subject to the conditions, set forth herein:

                                    ARTICLE I

                               AMENDMENTS TO PLAN

     1.1 Section 4 of the Plan shall be amended by deleting the first sentence thereof in its entirety and substituting the following new sentence therefor:

          "The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Plan an aggregate of Three Hundred Thousand (300,000) shares of Stock."

     1.2 Section 3(b) of the Plan shall be amended to increase from 15,000 to 25,000 the number of shares subject to grant upon appointment to the Board of Directors of the Company.

     1.3 Section 3(c) of the Plan shall be amended to increase from 5,000 to 10,000 the number of shares subject to annual grant.

                                   ARTICLE II

                          EFFECTIVE DATE OF AMENDMENTS

     2.1 The amendments effected hereby shall be effective for options granted under the Plan on or after the date this amendment is approved by the Board of Directors of the Company, but subject to approval of a majority of the shares of Common Stock of the Company entitled to vote thereon represented in person and by proxy at a meeting of the shareholders. In the event shareholder approval of adoption of this amendment is not obtained within twelve months of the date this amendment is approved by the Board of Directors of the Company, then any option granted in the intervening period to persons who are not officers, directors or employees of the Company or any subsidiary of the Company, shall be void.

                              Radiant Systems, Inc.
                             3925 Brookside Parkway
                            Alpharetta, Georgia 30022

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoints Erez Goren and John H. Heyman or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of RADIANT SYSTEMS, INC. to be held on June 28, 2002, at 10:00 a.m. at the offices of Smith, Gambrell & Russell, LLP, Promenade II Building, 1230 Peachtree Street, N.E., 31st Floor, Atlanta, Georgia 30309, and any adjournments or postponements thereof:

     1. To elect two (2) directors to the Board of Directors to serve for a term of three years until their successors are elected and qualified.

     |_|  FOR all nominees listed below (except    |_|  WITHHOLD AUTHORITY
          as marked to the contrary below)              to vote for all nominees
                                                        listed below


     Alexander Douglas, Jr. and Michael Z. Kay

          INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name in the space provided below.

          ----------------------------------------------------------------------

     2. To approve the proposal to amend the Company's Non-Management Directors' Stock Option Plan.

     |_| FOR     |_| AGAINST     |_| ABSTAIN

     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                              Please date and sign this Proxy exactly as name(s) appears on the mailing label.


                              --------------------------------------------------

                              --------------------------------------------------

                              Print Name(s):
                                             -----------------------------------


                              NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

                              Dated:
                                    --------------------------------------------